UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)	78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone number,
including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Press Release
Press Release
Press Release

Item 2.02 Results of Operations and Financial Condition.
Tesoro Corporation (“Tesoro” or the “Company”) on May 3, 2007 issued a press release announcing financial results for its first quarter ended March 31, 2007. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 8.01 Other Events.
On May 1, 2007, Tesoro issued a press release announcing that it had completed the purchase of 138 retail stations from USA Petroleum Corporation. The purchase price of the assets and the USA brand was paid in cash totaling $273 million, plus inventory of $6.5 million, subject to post-closing adjustments. The press release is filed as exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Tesoro also announced in a press release issued on May 1, 2007 that its Board of Directors had approved a two-for-one stock split, payable by means of a stock dividend. The stock split is for shareholders of record as of May 14, 2007, and shares will be distributed on or about May 29, 2007. The Board of Directors also approved an increase to the regular quarterly cash dividend to $0.10 per share from the current split-adjusted level of $0.05 per share. The quarterly dividend is payable on June 15, 2007 to shareholders of record at the close of business on June 5, 2007. The press release is filed as exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release announcing first quarter financial results.

99.2	Press release announcing the completed purchase of the USA Petroleum assets.

99.3	Press release announcing the two-for-one stock split.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 3, 2007

TESORO CORPORATION
By:	/s/ Arlen O. Glenewinkel, Jr.
Arlen O. Glenewinkel, Jr.
Vice President and Controller

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Index to Exhibits

Exhibit Number	Description

99.1	Press release announcing first quarter financial results.

99.2	Press release announcing the completed purchase of the USA Petroleum assets.

99.3	Press release announcing the two-for-one stock split.